                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

              CALYPTE BIOMEDICAL CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           [CALYPTE BIOMEDICAL LOGO]

                            1265 HARBOR BAY PARKWAY
                           ALAMEDA, CALIFORNIA 94502

May 12, 2000

Dear Stockholder:

    You are cordially invited to attend Calypte Biomedical Corporation's Annual Meeting of Stockholders on Tuesday, June 13, 2000. The meeting will begin promptly at 9:00 a.m. local time, in the Pacific Room (Building 4) at the Oakland Airport Hilton, located at 1 Hegenberger Road, Oakland, California 94621.

    The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 1999 Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

    Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

                                          Sincerely,

                                          /s/ NANCY E. KATZ

                                          Nancy E. Katz
                                          PRESIDENT, CHIEF OPERATING OFFICER AND
                                          CHIEF FINANCIAL OFFICER

                           [CALYPTE BIOMEDICAL LOGO]

                            1265 HARBOR BAY PARKWAY
                           ALAMEDA, CALIFORNIA 94502
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 13, 2000
                            ------------------------

May   , 2000

    The 2000 Annual Meeting of Stockholders of Calypte Biomedical Corporation (the "Company") will be held in the Pacific Room (Building 4) of the Oakland Airport Hilton, 1 Hegenberger Road, Oakland California 94621, on Tuesday
June 13, 2000, at 9:00 a.m. local time, for the following purposes:

    1. To elect ten directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

    2. To amend the Company's Restated Certificate of Incorporation to effect an increase in the number of authorized shares of the Company's Common Stock from 30,000,000 to 50,000,000;

    3. To vote on the proposed adoption of the 2000 Equity Incentive Plan (Appendix A hereto) and to authorize 4,000,000 shares of Common Stock to be issued thereunder;

    4.  To vote on a proposed amendment to the 1995 Director Option Plan to
       (i) increase by 500,000 the number of shares of Common Stock reserved for issuance thereunder; and (ii) to revise certain restrictions on the Board of Directors of Calypte in order to increase their flexibility in determining awards to be granted to non-employee directors.

    5. To ratify the appointment by the Board of Directors of KPMG LLP as independent auditors to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending December 31, 2000; and

    6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Stockholders of record on May 5, 2000 will be eligible to vote at this meeting. Only stockholders of record at the close of business on such date will be entitled to notice of and to vote at the meeting. To ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you return a proxy.

                                          By order of the Board of Directors,

                                          /s/ NANCY E. KATZ

                                          Nancy E. Katz
                                          PRESIDENT, CHIEF OPERATING OFFICER AND
                                          CHIEF FINANCIAL OFFICER

                              YOUR VOTE IS IMPORTANT
 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     [LOGO]

                            1265 HARBOR BAY PARKWAY
                           ALAMEDA, CALIFORNIA 94502

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Calypte Biomedical Corporation ("Calypte" or the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting"), and any postponements or adjournments thereof, to be held at the Pacific Room (Building 4) at the Oakland Airport Hilton, 1 Hegenberger Road, Oakland, California 94621, on Tuesday, June 13, 2000, at
9:00 a.m. local time. The Company's principal executive offices are located at 1265 Harbor Bay Parkway, Alameda, California 94502. The telephone number at that address is (510) 749-5100. Every stockholder shall have the right to vote whether in person or by one or more agents authorized by a written proxy signed by the stockholder and filed with the secretary of the Company. The shares represented by the proxies received, properly dated and executed, and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

    The close of business on May 5, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company, par value $.001 per share ("Common Stock") entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had [ ,000,000] shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of a majority of voting power of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting except as otherwise provided by statute. Each holder of Common Stock on the Record Date is entitled to one vote for each share of Common Stock held by such stockholder, and stockholders shall not be entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders.

    Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. With the exception of Proposal 2, the Proposed Amendment to the Restated Certificate of Incorporation, all other proposals to come before the Annual Meeting require the approval of a majority of the shares of stock present and having voting power. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

    As to Proposal 2, the affirmative vote of a majority of the shares of the Company's Common Stock issued and outstanding as of the Record Date and entitled to vote is required for approval. Abstentions will be treated as shares that are present or represented and entitled to vote for the purpose of determining the presence of a quorum but will not be treated as votes in favor of approval. Thus, abstentions have the effect of negative votes on the proposal. If no specific instructions are given in the proxy, the shares will be voted for approval of Proposal 2. Shares as to which proxy authority has been withheld with respect to Proposal 2 will not be considered as present or represented with respect to the proposal and broker non-votes and any other shares for which proxy authority has been withheld will not be counted for the purpose of determining a quorum, but will otherwise have the same effect on the matter submitted herein as a negative vote on the proposal.

    This Proxy Statement and the accompanying form of proxy, which is being solicited by the Company, will be first sent or given to stockholders on or
about May   , 2000.

    The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named in the Proxy Statement; (2) for the authorization of an amendment to the Company's Restated Certificate of Incorporation to effect an increase in the number of shares of the Company's Common Stock; (3) for the adoption of the proposed 2000 Incentive Stock Plan; (4) for the proposed amendment to the 1995 Directors Option Plan; and (5) for ratification of the appointment of KPMG LLP, as independent auditors.

    Should any matter not described above be acted upon at the meeting, the persons named in the proxy form will vote in accordance with their judgment.

    The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. The Company may also choose to engage an independent proxy solicitor. In such event, the Company may pay up to $8,000.00 for such services, otherwise, no additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    At the Annual Meeting, ten directors are to be elected to hold office until the 2001 Annual Meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. There are no family relationships among any of the directors or executive officers of the Company. The nominees listed below are all now Calypte directors. The Board knows of no reason why any nominee may be unable or unwilling to serve as a director. If any nominee is unable or unwilling to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board may recommend. The nominees receiving the highest number of affirmative votes will be elected to the Board.

    Certain information relating to each director nominee is set forth below:

                                                                                            DIRECTOR
NAME                          AGE                     PRINCIPAL OCCUPATION                   SINCE
----                        --------                  --------------------                  --------
William A. Boeger.........     50      Chairman of the Board of Directors and Secretary,
                                       Calypte Biomedical Corporation                         3/91
David Collins.............     65      Chief Executive Officer and Vice Chairman of the
                                       Board of Directors, Calypte Biomedical Corporation    12/95

                                                                                            DIRECTOR
NAME                          AGE                     PRINCIPAL OCCUPATION                   SINCE
----                        --------                  --------------------                  --------
Nancy E. Katz.............     41      President, Chief Operating Officer and Chief
                                       Financial Officer, Calypte Biomedical Corporation     10/99
Howard B. Urnovitz,            46      Chief Science Officer, Calypte Biomedical
Ph.D......................             Corporation                                           11/89
Paul Freiman..............     65      President and Chief Executive Officer,
                                       Neurobiological Technologies, Inc.                    12/97
Julius R. Krevans, M.D....     76      Chancellor Emeritus, Director of International
                                       Medical Care University of California, San
                                       Francisco                                              3/95
Mark Novitch, M.D.........     68      Adjunct Professor, George Washington University
                                       Medical Center                                         9/95
Zafar Randawa, Ph.D.......     52      Director of the New Technology Evaluation Division,
                                       Otsuka America Pharmaceutical                         12/96
John J. DiPietro..........     42      Chief Financial Officer and Vice President of
                                       Finance & Administration, Tripath Technology Inc.     10/99
Claudie E. Williams.......     49      Executive Vice President, Mergers and Acquisitions,
                                       Claneil Enterprises, Inc.                              4/00

    WILLIAM A. BOEGER has served as the Company's Chairman of the Board since January 1994 and as a director since 1991. He is currently serving as a consultant to the Company under the terms of an agreement extending through October 2000. From January 1994 until September 1995, and from September 1997 until October 1999, Mr. Boeger also served as the Company's President and Chief Executive Officer. He is a founder and Managing General Partner of Quest Ventures, a venture capital partnership. Prior to entering the venture capital field, he worked in research at Harvard Medical School and Peter Bent Brigham Hospital and served on the faculty of the Amos Tuck Business School at Dartmouth College. Mr. Boeger also serves as a board member of Pepgen Corporation ("Pepgen"), a company in which Calypte has a minority interest. Along with Dr. Urnovitz, the Company's Chief Science Officer and a board member,
Mr. Boeger has recently announced the formation of Chronix Biomedical, a commercial company that will focus on novel ways to detect aberrant genes in individuals with chronic diseases. He serves as President and Chief Financial Officer of Chronix Biomedical. Mr. Boeger also serves on the Board of Directors of IRIDEX Corporation, Cell Pathways, Inc., and several private life-sciences companies and non-profit corporations. Mr. Boeger received his M.B.A. from Harvard Business School and his B.S. from Williams College.

    DAVID E. COLLINS was elected as the Company's Chief Executive Officer in October 1999. He has served as the Company's Vice Chairman of the Board of Directors since December 1997, and has been a member of the Board of Directors since December 1995. From September 1989 until September 1994 he served as Executive Vice President with Schering-Plough Corporation, a pharmaceutical company, and President of the Health Care Products division, responsible for all OTC and consumer health care products. From February 1988 to August 1989, he was a founding partner of Galen Partners, a venture capital firm. From July 1962 to February 1988, he held several positions at Johnson & Johnson, including Vice Chairman of the Board of Directors for Public Affairs & Planning and Vice Chairman for the Executive Committee & Chairman of the Consumer Sector.
Mr. Collins is also a member of the Board of Directors of Lander, Inc., Advanced Corneal Systems, Inc., Beansprout Networks, Inc. and Claneil Enterprises, Inc., all private companies. Mr. Collins received his L.L.B. at Harvard Law School and his B.A. at the University of Notre Dame.

    NANCY E. KATZ has served as the Company's President, Chief Operating Officer, Chief Financial Officer and as a member of the Board of Directors since October 1999. Prior to joining Calypte, Ms. Katz served as President of Zila Pharm Inc., a prescription and non-prescription oral health care products company. From 1995 to 1998, Ms. Katz led sales and marketing efforts for LifeScan, the diabetes testing division of Johnson & Johnson. Ms. Katz also served as Vice President of U.S. Marketing, directing LifeScan's marketing and customer call center departments. During her seven-year career at Schering-Plough

Healthcare Products from 1987 to 1994, she held numerous positions including senior director, and general manager, marketing director, Footcare New Products, and product director, OTC New Products. Ms. Katz also held various product management positions at Whitehall Laboratories, a division of American Home Products, from 1981 to 1987. Ms. Katz received her B.A. in Business Administration from the University of South Florida.

    HOWARD B. URNOVITZ, PH.D. is the founder of the Company and serves as Chief Science Officer. Prior to founding the Company in 1988, Dr. Urnovitz was a Senior Scientist at the Institute of Cancer Research in San Francisco from 1985 to 1987. He was Director of Molecular and Cellular Engineering at Xoma Corporation, a biotechnology corporation, from 1983 to 1985. Prior to that, he was Director of the Hybridoma Laboratory at the University of Iowa. Along with Mr. Boeger, the Company's Chairman of the Board of Directors, Dr. Urnovitz has recently announced the formation of Chronix Biomedical, a commercial company that will focus on novel ways to detect aberrant genes in individuals with chronic diseases. He is the Chairman of the Board and Secretary of Chronix Biomedical. Dr. Urnovitz also serves as Science Director of both the Chronic Illness Research Foundation, a non-profit organization that conducts basic research, and Pepgen Corporation, a company in which Calypte has a minority interest. Dr. Urnovitz received a B.S. in Microbiology and a Ph.D. in Microbiology from the University of Michigan, and completed a post-doctoral study at Washington University.

    PAUL FREIMAN has served as a member of the Company's Board of Directors since December 1997. He has served as the President and Chief Executive Officer of Neurobiological Technologies, Inc. since May 1997. In 1995, Mr. Freiman retired from his position as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company. From 1962 until 1994, he held several other positions at Syntex Corporation, including President and Chief Operating Officer. Mr. Freiman is currently serving on the board of Penwest Pharmaceuticals Corp., Neurobiological Technologies, Inc. and several other biotechnology companies. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

    JULIUS R. KREVANS, M.D. has served on the Company's Board of Directors since March 1995. Dr. Krevans has been Chancellor Emeritus and Director of International Medical Care at the University of California at San Francisco since 1993. From 1982 until 1993, Dr. Krevans served as Chancellor at UCSF, and was Dean of the School of Medicine at UCSF from 1971 until 1982. Prior to this, Dr. Krevans served as Dean for Academic Affairs at Johns Hopkins University School of Medicine where he also served on the faculty for 18 years and was Professor of Medicine from 1968 until 1971. He is also a director of Neoprobe. Dr. Krevans served as a director of Parnassus Pharmaceuticals Incorporated, which was liquidated under Chapter 7 of the Federal Bankruptcy Code in 1995.
Dr. Krevans received his M.D. from New York University, College of Medicine and completed a residency in Medicine at Johns Hopkins University School of Medicine.

    MARK NOVITCH, M.D. has served on the Company's Board of Directors since September 1995. Dr. Novitch was a Professor of Health Care Sciences at George Washington University from October 1994 to June 1997. He is presently an Adjunct Professor at George Washington University Medical Center. Since 1993,
Dr. Novitch has also been a private consultant in the pharmaceutical industry. From 1985 until 1993, he served in senior executive positions with the Upjohn Company, a medical products company, including Vice Chairman of the Board of Directors, Corporate Executive Vice President, Corporate Senior Vice President for Scientific Administration and Corporate Vice President. Prior to this, for 14 years, Dr. Novitch served with the FDA where from 1983 until 1984 he was Acting Commissioner. For seven years, Dr. Novitch was on the faculty at Harvard Medical School. He is also a member of the Board of Directors of Neurogen Corporation, Guidant Corporation, Kos Pharmaceutical, and Alteon, Inc.
Dr. Novitch received his A.B. from Yale University, and his M.D. from the New York Medical College.

    ZAFAR RANDAWA, PH.D. has served on the Company's Board of Directors since December 1996. Dr. Randawa is currently the Director of the New Technology Evaluation Division of Otsuka America Pharmaceutical, Inc. and has served in that capacity since September 1995. From 1989 until September 1995, Dr. Randawa served as a Chief Scientist at Otsuka America Pharmaceutical, Inc. Dr. Randawa received his Ph.D. in Biochemistry at Oregon Health Sciences University, his Master of Science degree in Biochemistry at Karachi University in Karachi, Pakistan, his B.S. in Biochemistry from Karachi University and his B.S. in Chemistry from Panjab University in Lahore, Pakistan.

    JOHN J. DIPIETRO was elected to the Company's Board of Directors in October 1999. He also serves as a consultant to the Company under the terms of a consulting contract extending through September 2000. Mr. DiPietro is currently the Chief Financial Officer and Vice President--Finance & Administration of Tripath Technology Inc., a digital technology company, and has served in that capacity since September 1999. He had served as the Company's Chief Operating Officer, Vice President of Finance, Chief Financial Officer and Secretary from December 1997 through September 1999. From October 1995 until December 1997, he served as the Company's Vice President of Finance, Chief Financial Officer and Secretary. Prior to joining the Company, Mr. DiPietro was Vice President of Finance, Chief Financial Officer and Secretary of Meris Laboratories, Inc., a full service clinical laboratory, from 1991 until 1995. He is a Certified Public Accountant and received his M.B.A. from the University of Chicago, Graduate School of Business and a B.S. in Accounting from Lehigh University.

    CLAUDIE E. WILLIAMS was elected to the Company's Board of Directors in April 2000. Ms. Williams is currently Executive Vice President, Mergers and Acquisitions of Claneil Enterprises, Inc., a private holding company. Prior to joining Claneil in January 2000, Ms. Williams spent 24 years with Johnson & Johnson, Inc., where she worked in both the pharmaceutical and consumer products businesses. From 1975 to 1992, Ms. Williams worked with McNeil Pharmaceutical, a Johnson & Johnson company, where she held a variety of positions in domestic and international marketing and sales. She served as Vice President of Product Management and as a member of the Management Board from 1988 to 1992. From 1992 to 1999, Ms. Williams held various marketing and business development positions with Johnson & Johnson Worldwide Consumer Franchises. From 1997 to 1998, she served as Vice President, General Manager of the Rx-to OTC Skincare Business Unit at Johnson & Johnson Consumer products and was a member of the operating company's Management Board. Ms. Williams received her B.A. degree from the University of California at Irvine.

APPROVAL REQUIRED

    Directors will be elected by a favorable vote of a plurality of the shares of Common Stock of the Company represented and voting at the Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NAMED NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

                     THE BOARD OF DIRECTORS AND COMMITTEES

    The Board met twelve times during 1999. The Board has standing Audit, Compensation and Nominating Committees. During 1999, all directors attended at least 75% of the aggregate number of meetings of the Board and the standing committees on which they served during the period in which each was a member of the Board.

AUDIT COMMITTEE

    The Audit Committee consists of Messrs. Novitch, Randawa and Boeger.
Mr. Randawa replaced Mr. Collins as a member of the Audit Committee upon Mr. Collins' resignation from the committee in October 1999 in connection with Mr. Collins' assumption of the duties of Chief Executive Officer of the Company. The Audit Committee recommends the engagement of the Company's independent auditors, approves the services performed by such auditors, reviews and evaluates the Company's accounting principles and its system of accounting controls, and reviews with the auditors the Company's annual audited financial statements and the audit thereof. There were two audit committee meetings in 1999. The audit committee meeting to discuss the results of the audit of the financial statements of the Company for the year ended December 31, 1999 was held in April 2000.

COMPENSATION COMMITTEE

    The Compensation Committee consists of Messrs. Krevans, Freiman, and Novitch. Mr. Freiman replaced Mr. Collins as a member of the Compensation Committee upon Mr. Collins' resignation from the committee in October 1999 in connection with Mr. Collins' assumption of the duties of Chief Executive Officer of the Company. Dr. Novitch was also added to the Compensation Committee in October 1999. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's stock plans. The Compensation Committee met five times in 1999.

NOMINATING COMMITTEE

    The Nominating Committee consists of Dr. Krevans and Mr. Freiman. The Nominating Committee recommends future additions, deletions and slates of board members to the full Board. The Nominating Committee met once in 1999.

    The Nominating Committee will consider stockholder suggestions for nominees for director other than self-nominating suggestions. In order to be considered, stockholder suggestions for board nominees to be elected at the 2001 annual meeting of the Company must be received by the Secretary of the Company at the Company's administrative offices prior to December 31, 2000.

DIRECTOR COMPENSATION

    The Company's directors are reimbursed for their out-of-pocket travel expenses associated with their attendance at Board meetings. The non-employee directors of the Company are eligible to receive grants of options to purchase Common Stock in amounts determined by the Board of Directors under the Company's 1995 Director Option Plan. In addition to the option grants, all outside directors receive $5,000 per year in consideration of their membership on the Board of Directors.

DIRECTOR OPTION PLAN

    The Company's Board of Directors adopted the Director Option Plan in December 1995. The stockholders approved it in 1996 and amended it at the Company's November 1999 Annual Stockholder's Meeting. Under the Director Option Plan, as revised, the Company has reserved 350,000 shares of common stock for issuance to the directors of the Company pursuant to non-statutory stock options. The Board of Directors determines the number of shares of the Company's stock that will be granted each year to newly-elected and re-elected non-employee directors. Each option granted under the Director Option Plan shall be exercisable at 100% of the fair market value of the Company's common stock on the date such option was granted. Each grant under the plan will vest monthly over the twelve month period commencing with the director's date of election or re-election, provided that the option will become vested and fully exercisable on the date of the next annual meeting of stockholders if such meeting occurs less than one year after the date of the grant. The plan shall be in effect for a term of ten years unless sooner terminated under the Director Option Plan.

    There were 140,000 Common Stock options granted in 1999 under the Director Option Plan.

                     INFORMATION ON EXECUTIVE COMPENSATION

    The following table sets forth certain compensation awarded or paid by the Company during the years ended December 31, 1999, 1998 and 1997 to its Chief Executive Officer and each of the other executive officers of the Company (collectively, the "Named Executive Officers"). The compensation table excludes other compensation in the form of perquisites and other personal benefits that constitute the lesser of $50,000 or 10% of the total salary and bonus earned by each of the named Executive Officers in each fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM COMPENSATION
                                                                         SECURITIES UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)      BONUS ($)        OPTIONS GRANTED(1)     COMPENSATION ($)
---------------------------    --------   ----------      ---------      ----------------------   -----------------
David E. Collins(2)..........    1999        26,500(3)      --                  170,000(4)               7,083(5)
  Chief Executive Officer and    1998        --             --                    3,000(6)               5,000(7)
    Vice-Chairman of the         1997        --             --                   53,000(8)               5,000(7)
    Board of Directors

Nancy E. Katz(9).............    1999        42,308         --                  450,000                --
  President, Chief Operating
    Officer, Chief Financial
    Officer and Member of the
    Board of Directors

Howard B. Urnovitz...........    1999       152,000           500              --                      --
  Chief Science Officer and      1998       157,846(10)       432               250,000(11)            --
    Member of the Board of       1997        87,692         --                  150,000(12)            --
    Directors

William A. Boeger(13)........    1999       222,354(14)     --                   20,000(6)             135,979(15)
  Chairman of the Board of       1998       210,000(16)    74,686(17)           600,000(11)             25,881(18)
    Directors and former         1997        50,000(19)     5,385(20)           195,000(12)             15,470(21)
    President and Chief
    Executive Officer

John J. DiPietro(22).........    1999       148,116        40,000                20,000(6)              77,517(23)
  Member of the Board of         1998       144,911           432               300,000(11)             25,496(24)
    Directors and former         1997       131,250         --                   80,000(12)             36,073(24)
    Chief Operating Officer,
    Chief Financial Officer,
    Vice President of Finance
    and Secretary

------------------------

(1) All figures in this column represent options to purchase the Company's common stock.

(2) Mr. Collins was elected Chief Executive Officer in October 1999. He has served as Vice Chairman of the Board of Directors since December 1997 and as a member of the Board of Directors since December 1995.

(3) Represents $26,500 paid pursuant to the consulting agreement between Mr. Collins and the Company.

(4) Reflects option grant for 150,000 shares under the terms of the October 1999 Consulting Agreement between Mr. Collins and the Company and an option grant for 20,000 shares pursuant to service as a Director of the Company.

(5) Represents $7,083 in Director's fees for services rendered in 1998 and 1999.

(6) Option grant made pursuant to service as a Director of the Company.

(7) Represents Directors' fees.

(8) Represents option grant for 3,000 shares pursuant to service as a Director of the Company and option grant for 50,000 shares pursuant to Consulting Agreement between Mr. Collins and the Company. The latter 50,000 share grant was cancelled as of October 1999.

(9) Ms. Katz joined the Company in October 1999 as President, Chief Operating Officer, and Chief Financial Officer.

(10) $5,846 was paid to Dr. Urnovitz in 1998 for services rendered in 1997.

(11) Option grant was made upon cancellation of certain options previously granted.

(12) These options were cancelled in October of 1998.

(13) Mr. Boeger served as the Company's Chairman of the Board of Directors from September 1995 to December 1997. From December 1997 to October 1999, he served as Chairman of the Board of Directors, Chief Executive Officer and President. Since October 1999, Mr. Boeger has served as Chairman of the Board of Directors.

(14) Represents $186,346 in salary and $36,008 paid pursuant to the terms of the October 1999 Consulting Agreement between Mr. Boeger and the Company, of which $5,000 represents payment for services to be rendered by Mr. Boeger in 2000.

(15) Represents $112,500 in severance payments; $19,429 in living expenses and $4,050 in car allowance.

(16) $15,000 was paid to Mr. Boeger in 1998 for services rendered by Mr. Boeger in 1997.

(17) Represents $74,290 for non-cash bonus related to forgiveness of a portion of a $70,000 note receivable including interest from Mr. Boeger and a $396 cash bonus.

(18) Represents $20,406 in living expenses and $5,475 in car allowance, $75 of which relates to a 1997 car allowance.

(19) Represents amounts paid to an affiliate of Quest Ventures, a venture capital partnership of which Mr. Boeger is Managing General Partner.

(20) Represents non-cash bonus related to forgiveness of a portion of a $70,000 note receivable including interest from Mr. Boeger.

(21) Represents $10,595 for living expenses and $4,875 for car allowance.

(22) Mr. DiPietro joined the Company in October 1995 as Chief Financial Officer and Vice President of Finance. From December 1997 to September 1999,
    Mr. DiPietro was Chief Operating Officer, Chief Financial Officer and Vice President of Finance. Since October 1999, Mr. DiPietro has served as a member of the Board of Directors.

(23) Represents $55,000 in severance payment; $17,898 in living expenses and $4,619 car allowance.

(24) Represents living expenses.

    The following table sets forth information concerning stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1999:

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                   NUMBER OF      PERCENT OF                                    STOCK PRICE
                                   SECURITIES    TOTAL OPTIONS                               APPRECIATION FOR
                                   UNDERLYING     GRANTED TO      EXERCISE                    OPTION TERM(3)
                                    OPTIONS      EMPLOYEES IN       PRICE     EXPIRATION   ---------------------
NAME                                GRANTED     FISCAL YEAR(1)    ($/SH)(2)      DATE       5% ($)      10% ($)
----                               ----------   ---------------   ---------   ----------   ---------   ---------
David E. Collins.................    150,000(4)      13.16%        0.7812      10/18/09      73,694     186,755
                                      20,000(5)       1.75%        1.5625      11/18/09      19,653      49,804

Nancy E. Katz....................    450,000(6)      39.47%        0.7812      10/18/09     221,082     560,264

Howard B. Urnovitz...............     --               N/A            N/A           N/A         N/A         N/A

William A. Boeger................     20,000(5)       1.75%        1.5625      11/18/09      19,653      49,804

John J. DiPietro.................     20,000(5)       1.75%        1.5625      11/18/09      19,653      49,804

------------------------

(1) Based on the aggregate of 1,080,000 options granted under the Company's Incentive Stock Plan to employees and consultants to the Company and 60,000 options granted to Consultant Directors under the Company's 1995 Director Option Plan during the year ended December 31, 1999, including the Named Executive Officers.

(2) The exercise price was based on the closing price of the stock on the date of grant on the NASDAQ SmallCap Market.

(3) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices. Assuming a ten-year option term, annual compounding results in total appreciation of 62.9% (at 5% per year) and 159.4% (at 10% per year).

(4) Represents option grant for 150,000 shares pursuant to a consulting agreement between Mr. Collins and the Company. Options for 50,000 shares were immediately exercisable upon the grant date, October 18, 1999. Options for an additional 50,000 shares become exercisable on April 18, 2000, and options for the remaining 50,000 shares become exercisable on October 18, 2000. The options expire ten years from the date of grant.

(5) Options granted under the Director Option Plan become exercisable at the rate of 1,667 shares per month beginning December 18, 1999, continuing at that rate on each monthly anniversary thereafter through June 13, 2000, the date of the 2000 stockholders' meeting, at which time all unvested options will vest. The options expire ten years from the date of grant. The grant was made pursuant to service as a Director of the Company.

(6) Options for 150,000 shares were immediately exercisable on the grant date, October 18, 1999. Options for an additional 150,000 shares become exercisable on the first anniversary of the grant date and options on the remaining 150,000 shares become exercisable on the second anniversary of the grant date. The options expire ten years from the date of grant, or earlier upon termination of employment. The grant was made pursuant to the Employment Agreement between Ms. Katz and the Company.

    The following table sets forth information concerning option exercises for the year ended December 31, 1999, with respect to each of the Named Executive Officers.

                      AGGREGATED OPTION EXERCISES IN 1999
                      AND DECEMBER 31, 1999 OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISABLE           VALUE OF UNEXERCISED
                           SHARES                            OPTIONS AT FISCAL              IN-THE-MONEY OPTIONS
                         ACQUIRED ON        VALUE              YEAR END (#)                AT FISCAL YEAR END ($)
NAME                    EXERCISE (#)    REALIZED ($)    (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)(1)(2)
----                    -------------   -------------   ---------------------------   ---------------------------------
David E. Collins......         --             --                58,000/100,000                   33,375/62,500

Nancy E. Katz.........         --             --               150,000/300,000                  93,750/187,500

Howard B. Urnovitz....         --             --               261,834/104,166                  164,357/42,312

William A. Boeger.....         --             --               500,000/290,000                 298,000/117,798

John J. DiPietro......         --             --               184,500/150,500                   74,944/61,133

------------------------

(1) Reflects in-the-money options granted under both the 1991 Incentive Stock Plan and the 1995 Director Option Plan.

(2) Value realized and value of unexercised in-the-money options is based on a value of $1.4062 per share of the Company's Common Stock, the closing price on December 31, 1999 as quoted on the NASDAQ SmallCap Market. Amounts reflect such fair market value minus the exercise price multiplied by the number of shares to be acquired on exercise and do not indicate that the optionee actually sold such stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    Pursuant to rules adopted by the Securities and Exchange Commission, the Compensation Committee of the Board has furnished the following report on executive compensation.

  ROLE OF COMPENSATION COMMITTEE

    The Compensation Committee is responsible for determining the most effective total executive compensation strategy, based upon the business needs of the Company and consistent with stockholders' interest. The Committee's role is to review and approve the compensation of the Company's executive officers and to administer the Company's stock plans. The Compensation Committee consists of Messrs. Krevans, Freiman and Novitch. In October 1999, Mr. Freiman replaced
Mr. Collins as a member of the Compensation Committee upon Mr. Collins' resignation from the committee in connection with Mr. Collins' assumption of the duties of Chief Executive Officer of the Company. Dr. Novitch was elected to the Compensation Committee in October 1999.

  COMPENSATION PHILOSOPHY

    The major goals of the compensation program are to align compensation with the attainment of key business objectives and to enable the Company to attract, retain and reward capable executives and senior management who can contribute to the continued success of the Company.

  BASE SALARY

    Base salary represents the fixed component of the executive compensation program. Base salaries of the Chief Executive Officer and senior management are determined by reviewing comparable market base salary compensation, individual performance, relevant experience and demonstrated capabilities in meeting the requirements of the position. The base salary of the Chief Executive Officer, the Chief Operating Officer, and other members of Senior Management is determined by the Committee's evaluation of attainment of stated overall goals and targets for the Company and the individual's contribution and performance.

  LONG-TERM INCENTIVE AWARDS

    Stock option grants serve to align the Company's stockholders' and employees' goals. The objectives of the stock option and purchase plans of the Company are to: (1) provide a long-term incentive to help reduce employee turnover, (2) provide a competitive package for recruiting new employees,
(3) provide a long-term reward for loyalty, dedication and service, and
(4) allow all employees to share in the rewards of "building stockholder value."

  BONUS

    The Company does not have a formal annual bonus plan. Nevertheless, employees are eligible to earn annual cash bonuses for achievement of both Company-wide and individual or departmental goals. This practice is designed to:
(1) enhance the ability of the Company to attract and retain outstanding employees at all levels of the Company, (2) create a link between compensation and performance, (3) strengthen team building to foster a culture of fairness and equity, (4) motivate employees, and (5) create commonality by aligning the interests of the stockholders with those of the employees. Recommendations for cash bonus awards are made by management and approved by the Compensation Committee.

  CHIEF EXECUTIVE OFFICER COMPENSATION

    In 1999, Mr. Boeger received cash payments of $186,346 for salary, and $36,008 ($5,000 of which related to services to be rendered by Mr. Boeger in 2000) under the terms of the October 1999 Consulting Agreement between Mr. Boeger and the Company. Additionally, Mr. Boeger received $112,500 in severance payments relating to the voluntary termination of his employment with the Company during 1999. He also received other compensation of $19,429 for living expenses and $4,050 for car allowance during the period of his employment in 1999. The Committee considered this level of payment appropriate in view of Mr. Boeger's leadership and accomplishments.

    In 1999, Mr. Collins received cash payments of $26,500 pursuant to the terms of the October 1999 Consulting Agreement between Mr. Collins and the Company under which he serves as the Company's Chief Executive Officer. Under the terms of the agreement, Mr. Collins receives compensation of $1,000 for each day devoted to the Company's business. In turn, Mr. Collins commits to spend not less than 5 days per month on Company business. The Committee considers this level of compensation appropriate in view of Mr. Collins' background, leadership and accomplishments. Mr. Collins also received cash payments in 1999 totaling $7,083 for service in 1998 and 1999 on the Company's Board of Directors.

                                          COMPENSATION COMMITTEE

                                          Julius Krevans, M.D.
                                          Paul Freiman
                                          Mark Novitch, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administers various incentive compensation and benefit plans. The Compensation Committee consists of Mr. Freiman, Dr. Krevans and Dr. Novitch. Mr. Collins was a member of the Compensation Committee until his election as Chief Executive Officer in October 1999.

    In October 1999, the Company entered into a consulting agreement with David
E. Collins, Vice Chairman of the Board of Directors, to serve as Chief Executive Officer effective from October 1999 through October 2000. Under the terms of the agreement, Mr. Collins receives compensation of $1,000 for each day devoted to the Company's business and was granted options to purchase 150,000 shares of the Company's stock. In turn, Mr. Collins commits to spending at least five days per month on Company business.

    Mr. Collins also serves on the Board of Directors of Claneil
Enterprises, Inc. and is a member of Claneil's Compensation Committee. On
April 7, 2000, Trilobite Lakes Corporation, a wholly-owned subsidiary of Claniel Enterprises, Inc., completed the purchase of 1,951,000 shares of Common Stock of the Company. Trilobite Lakes Corp. was also issued a warrant for the purchase of an additional 100,000 shares pursuant to the transaction. Claudie Williams, a member of the Company's Board of Directors, is Executive Vice President, Mergers and Acquisitions for Claneil Enterprises, Inc.

EMPLOYMENT AGREEMENTS

    In October 1999, the Company entered into an employment agreement with Nancy
E. Katz as the President, Chief Operating Officer, and Chief Financial Officer of the Company, which provides for an annual salary of $220,000. In addition, Ms. Katz was granted 450,000 stock options, 150,000 of which vested immediately and the balance of which vest over 24 months. Ms. Katz is also entitled to a bonus upon the achievement of milestones mutually agreed to by Ms. Katz and the Board of Directors. In the event the employment of Ms. Katz is terminated by the Company other than for cause, she will receive her base salary for twelve months. In the event of a change in control, any unvested stock options will become fully vested.

    In January 1995, the Company entered into an employment agreement with Dr. Howard B. Urnovitz, as the Founder, Director and Chief Science Officer of the Company for the year ended December 31, 1995, which provided for an annual salary of $140,000 plus an annual bonus not to exceed $35,000 per year. The agreement was amended in November 1999 to provide payment of Dr. Urnovitz' base salary through April 2000, had he been terminated other than for cause prior to such date.

    In October 1998, the Company entered into an employment agreement with William A. Boeger for a term effective immediately through December 31, 1999, which provides for an annual salary of $225,000. In addition, Mr. Boeger was granted 600,000 stock options, which vest over 24 months. Mr. Boeger was entitled to a car allowance of $450 per month, 25% bonus upon the achievement of milestones mutually agreed to by Mr. Boeger and the Board of Directors, temporary housing, and travel between his home and the Company. In the event
Mr. Boeger's employment would have been terminated by the Company other than for cause, he would have received his base salary for twelve months and all stock options that would have vested during the 12 month period following termination would have become vested. Additionally, if Mr. Boeger voluntarily terminated his employment after July 1, 1999, he would have been entitled to receive severance pay equal to six months of his base salary.

    Concurrent with his October 1999 resignation as President and Chief Executive Officer, the Company entered into a consulting agreement with Mr. Boeger effective from October 1999 through October 2000. Under the terms of the agreement, Mr. Boeger received $26,008, as compensation for services in October and November 1999, and is entitled to compensation of $5,000 per month for the period December 1999 through October 2000. Additionally, Mr. Boeger's stock options granted pursuant to his 1998 employment agreement continue to vest at a rate of 5,000 shares per month from October 1999 through October 2000.

    In October 1998, the Company entered into an employment agreement with John DiPietro for a term effective immediately through December 31, 1999, which provided for an annual salary of $170,000. In addition, Mr. DiPietro was granted 300,000 stock options, which vest over 24 months. Mr. DiPietro was also entitled to a car allowance of $350 per month, 25% bonus under the Company's bonus plan, reimbursement for the cost of a corporate apartment, which expenses were increased sufficiently to reimburse for taxes owed on such expenses, and certain change in control provisions. In the event Mr. DiPietro's employment was terminated by the Company other than for cause, he would have received his base salary for twelve months and all stock options that would have vested during the term of this agreement would have become fully vested. Additionally, if Mr. DiPietro voluntarily terminated his employment after July 1, 1999, he would be entitled to receive severance pay equal to six months of his base salary.

    Concurrent with his September 1999 resignation as Chief Operating Officer and Chief Financial Officer of the Company, the Company entered into a consulting agreement with Mr. DiPietro effective from September 1999 through September 2000. Under the terms of the agreement, Mr. DiPietro receives no cash compensation, however, his stock options granted pursuant to his 1998 employment agreement continue to vest at the rate of 4,000 shares per month from September 1999 through September 2000. Under the terms of the consulting agreement, severance payments payable to Mr. DiPietro pursuant to the 1998 employment contract were fixed at $55,000.

    In October 1999, the Company entered into a consulting agreement with David Collins to serve as Chief Executive Officer. Please see the discussion in "Compensation Committee Interlocks and Insider Participation" on pages 11 and 12 of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During 1997, in recognition of a Technology Rights Agreement entered into between the Company and Dr. Urnovitz, the Company partially funded the expenses of the Chronic Illness Research Foundation, a research foundation started by Dr. Urnovitz with which Mr. Boeger is also affiliated. The Company has entered into a loan agreements with Dr. Urnovitz and certain of his affiliates pursuant to which there was outstanding principal in the amount of $575,929.78 and outstanding accrued interest in the amount of $78,231.06 as of December 31, 1999. The loans are evidenced by promissory notes. The interest on the outstanding principal balance of the loan is a variable rate of the prime rate plus 1%. The Company's Board of Directors has set the due date of the notes to be no later than June 12, 2000. The Technology Rights Agreement gives the Company the first right of refusal for ten years of an exclusive, worldwide license to practice, make or have made, use, sell, distribute and license to others any invention or discovery related to urine-based diagnostics made by Dr. Urnovitz in exchange for a one-time cash payment and the payment of royalties.

    The notes from Dr. Urnovitz and his affiliates are full recourse obligations. It is secured by Dr. Urnovitz's stock and vested employee options in the Company, and the Company has also taken a security interest in additional collateral. Dr. Urnovitz and his affiliates did not meet certain covenants in the loan agreements during 1998 and 1999. However, at all times, the Company had the ability to reach Dr. Urnovitz's personal assets which it believes were and continue to be adequate to provide for payment of the loan.

    In 1997, the Company paid Pepgen, a minority-owned affiliate of the Company, $72,000 for an exclusive license to all technology that relates to urine-based diagnostics developed by Pepgen. Mr. Boeger is a board member of Pepgen.
Dr. Urnovitz is the Science Officer of Pepgen.

    In January 1998, Calypte loaned Pepgen $250,000 at an interest rate of 10%. The loan was secured by all intellectual property of Pepgen and was due on March 31, 1998. The due date was initially extended to May 15, 1998. During
June 1998, the loan was increased to $300,000 under the same terms of the initial loan agreement and subsequent to June 1998, the due date was extended to December 31, 1998. In August 1998, the loan was increased to $383,000 under the same terms of the initial loan agreement. During the third quarter of 1998, the Company loaned Pepgen Corporation an additional $468,000 under the same terms of the initial note and extension, increasing the total amount due from Pepgen to $768,000. The loan was further collateralized by a personal guaranty by the Founder and Chairman of Pepgen and a standby guaranty from Pepgen's President in the event that the guaranty by the Founder and Chairman proves insufficient. During the third quarter of 1998, the due date was extended to July 1, 1999.

    In May 1999, Pepgen received a financing offer from a third party that was contingent upon Calypte converting its note receivable due from Pepgen into an additional equity interest in Pepgen. At a meeting of the Calypte Board of Directors, the Board agreed to the conversion. Consequently, effective
March 31, 1999, the Company wrote off its total investment in the note receivable from Pepgen, including accrued interest, as research and development costs. Additional amounts totaling $63,000 were spent on research and development related to Pepgen during the second quarter of 1999. On October 6, 1999, Pepgen secured $3.8 million in a new round of financing. Following the closing of the financing, Calypte now owns 38% of Pepgen.

                            STOCK PERFORMANCE CHART

    The graph below compares the cumulative total stockholder return on the Common Stock since the Company's initial public offering in 1996. The Corporation's return is shown with the cumulative total return of the NASDAQ Stock Market-U.S. Index and the Hambrecht & Quist Biotechnology Index. The graph assumes a $100 investment made at the beginning of the respective period and reinvestment of all dividends.

                COMPARISON OF 41 MONTH CUMULATIVE TOTAL RETURN*
                     AMONG CALYPTE BIOMEDICAL CORPORATION,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                 AND THE HAMBRECHT & QUIST BIOTECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         CALYPTE BIOMEDICAL CORPORATION  NASDAQ STOCK MARKET (U.S.)  HAMBRECHT & QUIST BIOTECHNOLOGY
7/26/96                             100                         100                              100
12/96                               138                         119                              109
12/97                                65                         146                              111
12/98                                48                         206                              168
12/99                                23                         372                              360

*    $100 INVESTED ON 7/26/96 IN STOCK OR INDEX-
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING DECEMBER 31.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Except as set forth in the footnotes to this table, the following table sets forth information known to the Company with respect to the beneficial ownership of its Common Stock as of March 15, 2000 for (i) all persons known by the Company to own beneficially more than 5% of its outstanding Common Stock,
(ii) each of the Company's directors, (iii) each Named Executive Officer and
(iv) all directors and executive officers of the Company as a group.

                                                                 SHARES
                                                              BENEFICIALLY          %
5% STOCKHOLDERS, DIRECTORS AND OFFICERS(1)                       OWNED         OF TOTAL(2)
------------------------------------------                    ------------     -----------
Trilobite Lakes Corp.(3)....................................   2,051,220(4)        9.99%
  Silverside Carr Executive Center, Suite 14
  501 Silverside Road
  Wilmington, DE 19809
H&Q Healthcare Investors(5).................................   1,433,993           6.98%
  50 Rowes Wharf-4th Floor
  Boston, MA 02110
Otsuka Pharmaceutical Co., Ltd.(6)..........................   1,310,480           6.38%
  463-10 Kagsuno
  Kawauchi-cho
  Tokoshima Japan
Zafar Randawa, Ph.D.(7).....................................   1,310,480           6.38%
William A. Boeger(8)........................................   1,061,655           5.03%
David E. Collins(9).........................................   2,167,804(9)       10.53%
Nancy E. Katz(10)...........................................     150,000              *
Howard B. Urnovitz, Ph.D.(11)...............................     443,701           2.13%
John DiPietro(12)...........................................     216,181           1.04%
Mark Novitch, M.D.(13)......................................      44,833              *
Paul Freiman(14)............................................      17,333              *
Julius Krevans, M.D.(15)....................................      29,833              *
Claudie E. Williams(16).....................................   2,051,220(16)       9.99%
All directors and executive officers as a group (10
  persons)..................................................   3,386,600          15.68%

------------------------

*   Represents beneficial ownership of less than 1%.

(1) To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502.

(2) Based on 20,536,915 shares of the Company's Common Stock outstanding on March 15, 2000.

(3) This information was obtained from the Form 13D filing of Claneil Enterprises, Inc., an affiliate of Trilobite, dated March 14, 2000. David E. Collins, the Chief Executive Officer and Vice Chairman of the Board of Calypte serves on the Board of Directors of Claneil Enterprises, Inc. and is a member of Claneil's Compensation Committee.

(4) 100,000 shares are issuable pursuant to a warrant for the purchase of Common Stock.

(5) This information was obtained from the Form 13G/A filing of the entity dated February 22, 2000.

(6) Includes 17,333 shares subject to options exercisable within 60 days.

(7) Includes 17,333 shares subject to options exercisable within 60 days.
    Dr. Randawa is a director of the Company and an affiliate of Otsuka Pharmaceutical Co., Ltd. All shares listed are held by Otsuka. Dr. Randawa disclaims beneficial ownership of the shares except to the extent of his affiliation with Otsuka.

(8) Includes 67,303 shares subject to options exercisable within 60 days owned by entities affiliated with Quest Ventures LP of which Mr. Boeger is a partner. Mr. Boeger disclaims beneficial ownership of all shares held by Quest Ventures except to the extent of his actual pecuniary ownership. Also includes 528,334 shares subject to options exercisable within 60 days owned by Mr. Boeger.

(9) Includes 72,584 shares subject to options exercisable within 60 days. Includes 2,051,220 shares held by Trilobite Lakes Corp. Claneil Enterprises, Inc. is an affiliate of Trilobite Lakes Corp. and Mr. Collins is a member of the Board of Directors of Claneil Enterprises, Inc. Mr. Collins disclaims beneficial ownership of these shares because he has abstained and will continue to abstain from participating when matters involving these shares are addressed by the Board of Directors of Claneil Enterprises, Inc.

(10) Includes 150,000 shares subject to options exercisable within 60 days.

(11) Includes 303,501 shares subject to options exercisable within 60 days.

(12) Includes 208,833 shares subject to options exercisable within 60 days.

(13) Includes 40,833 shares subject to options exercisable within 60 days.

(14) Includes 17,333 shares subject to options exercisable within 60 days.

(15) Includes 18,333 shares subject to options exercisable within 60 days.

(16) Includes 2,051,220 shares held by Trilobite Lakes Corp. Ms. Williams is the designated nominee of Trilobite Lakes Corp. a wholly-owned subsidiary of Claneil Enterprises, Inc. Ms. Williams is Executive Vice President, Mergers and Acquisitions, of Claneil Enterprises, Inc. Ms. Williams disclaims beneficial ownership of these shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended
("Section 16(a)"), requires the Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent stockholders are also required by the Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of such reports received or written representations from reporting persons, the Company believes that during fiscal year 1999 all the Reporting Persons complied with applicable filing requirements subject to the following exceptions: Mr. Collins had one late filing of a report on Form 5 with respect to a stock option grant.

                  PROPOSED AMENDMENT TO THE COMPANY'S RESTATED
        CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OR
                           COMMON STOCK TO 50,000,000
                                  (PROPOSAL 2)

    The Board unanimously adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") increasing the number of authorized shares of Common Stock from 30,000,000 to 50,000,000. The Board is recommending stockholder approval of the Amendment.

DESCRIPTION OF THE PROPOSAL

    The Company's Restated Certificate of Incorporation currently authorizes the issuance of 35,000,000 shares, of which 30,000,000 are authorized for issuance as Common Stock and 5,000,000 are authorized for issuance as Preferred Stock. As
of the Record Date, the Company had         shares of Common Stock outstanding
and no shares of Preferred Stock outstanding. In addition, as of that date, the
Company had approximately (i)         shares of Common Stock reserved for
issuance under its stock option and purchase plans, and (ii)         shares of
Common Stock issuable upon exercise of outstanding warrants. If this Amendment is approved, the Board intends to cause a certificate of amendment to the Restated Certificate of Incorporation to be filed as soon as practicable after the date of the Annual Meeting. Upon effectiveness of this Amendment and the adoption of the 2000 Equity Incentive Plan (see Proposal 3), the Company will
have approximately         shares of Common Stock authorized but unreserved.

    The increase in the number of outstanding shares of Common Stock shall be accomplished by amending the first paragraph of Article IV of the Restated Certificate of Incorporation to read as follows:

        The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value, and Preferred Stock, $0.001 par value. The total number of shares that the Corporation is authorized to issue is 55,000,000 shares. The number of shares of Common Stock authorized is 50,000,000 and the number of shares of Preferred Stock is 5,000,000.

    The Board considers it advisable to have additional authorized but unissued shares of Common Stock available to (i) allow issuances under the Company's employee benefit plans; (ii) allow the Company to act promptly with respect to possible future acquisitions or financing; (iii) sell additional shares, as necessary, to finance operations and growth of the Company; and (iv) further corporate purposes approved by the Board. Having additional authorized shares of Common Stock available for issuance would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense or delay of a stockholders' meeting, except as may be required by applicable laws or regulations. The Company has no specific plans for issuance of additional shares of Common Stock, other than shares currently reserved under option and purchase plans and for exercise of outstanding warrants.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. The Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations.

    To the extent that additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to the existing stockholders. No Company stockholders have rights to participate in offerings of additional shares by the Company.

    The increase in the number of authorized shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. However, the matter submitted herein is not being recommended in response to any specific effort of which the Company is aware to obtain control of or to acquire the Company.

APPROVAL REQUIRED

    Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company.

    THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

                     ADOPTION OF 2000 EQUITY INCENTIVE PLAN
                                  (PROPOSAL 3)

    Stockholders are being asked to approve the adoption of the 2000 Equity Incentive Plan (the "Incentive Plan") attached as Appendix A to this proxy statement, and to approve the reservation for issuance thereunder of up to 4,000,000 shares of Common Stock.

    The Board recommends the adoption of the Incentive Plan in order to replace the Company's previous plan, the 1991 Stock Option Plan (the "1991 Plan"), is expiring in 2001 and there remains a continuing need to provide stock options and other incentives to attract and retain quality employees and remain competitive in the industry. The Board is of the opinion that the Incentive Plan is necessary to enable the Company to compete for, motivate and retain talented executives and other key employees and to align their interests with those of stockholders. Therefore, the Board believes that it is in the best interests of the Company to adopt the Incentive Plan as proposed. The Board believes that the adoption of the Incentive Plan, under which incentive stock options, non-qualified stock options, restricted stock or stock bonuses may be granted, will provide the Company with adequate flexibility to meet goals and facilitate the expansion of its employee base. Consistent with the Company's compensation objectives, rewards under the Incentive Plan are dependent on those factors which directly benefit the Company's stockholders and appreciation in the market value of the Common Stock. Further, the adoption of the Incentive Plan will permit the continuation of incentive grants through 2010 thereby providing long-term incentives to the executive officers and other key salaried employees of the Company who have the potential to direct and manage the business of the Company successfully in the future.

    The number of newly authorized shares on which options could be granted under the Incentive Plan will represent approximately 16% of the currently outstanding shares of Common Stock.

    The Board voted to recommend approval of the Incentive Plan to the stockholders on April 19, 2000. The Incentive Plan will become effective upon its approval by the stockholders. Below is a summary of the principal provisions of the Incentive Plan. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan which is attached to this Proxy Statement as Appendix A.

THE 2000 EQUITY INCENTIVE PLAN

    PURPOSE. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

    SHARES SUBJECT TO THE INCENTIVE PLAN. The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. Initially, 4,000,000 shares of Common Stock (the "Shares") are reserved by the Board for issuance under the Incentive Plan. Any Shares that:
(a) are subject to an option granted pursuant to the Incentive Plan that expires or terminates for any reason without being exercised; or (b) are subject to an award granted pursuant to the Incentive Plan that are forfeited; or (c) are subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to awards under the Incentive Plan. In addition, the following shares of Common Stock reserved for issuance under the 1991 Plan will be added to the reserved shares: (i) any shares remaining unissued under the 1991 Plan on the effective date of the Incentive Plan; (ii) any shares that are issuable upon exercise of options granted pursuant to the 1991 Plan that expire or become unexercisable for any reason without having been exercised in full;
(iii) any shares that are subject to an award granted pursuant to the 1991 Plan but such award has been exchanged by the holder thereof for awards granted under the Incentive Plan; and (iv) any shares that are subject to an award granted pursuant to the 1991 Plan that otherwise terminates without the shares being issued. Such shares will no longer be available for issuance under the 1991 Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

    ELIGIBILITY. Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent company or subsidiary) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 900,000 shares of Common Stock in any calendar year under the Incentive Plan. The closing price
of the Company's Common Stock on the Nasdaq SmallCap Market was $    per share
as of May 4, 2000, the last trading day before the Record Date.

    ADMINISTRATION. The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Julius Krevans, M.D., Mark Novitch, M.D. and Paul Freiman, all of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as defined pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

    STOCK OPTIONS. The Incentive Plan permits the granting of options that are either Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a person who holds 10% or more of the outstanding capital stock of the Company, (a "10% stockholder"), the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant.

    The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check);
(2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months, or acquired by the Participant in the public market, and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note;
(5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or (8) by any combination of the foregoing, provided, however, that any Participant exercising rights and obtaining shares pursuant to awards granted under the Incentive Plan must pay lawful consideration equal to the aggregate par value of such Shares to the extent required by the Delaware General Corporation Laws in such form as the Committee shall approve.

    RESTRICTED STOCK AWARDS. The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "STOCK OPTIONS" above, as are approved by the Committee at the time of grant.

    STOCK BONUS AWARDS. The Committee may grant Participants stock bonus awards for services rendered to the Company either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine.

    MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation, if any, may assume, convert, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute options, such options will accelerate at the time and upon the conditions as the Board determines. With certain exceptions, if a Participant's employment is terminated without cause within twelve months after a change of corporate control has occurred, then all options held by the Participant shall become fully vested upon the date of termination.

    AMENDMENT OF THE INCENTIVE PLAN. The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend, without stockholder approval, the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or the Exchange Act or the regulations promulgated thereunder and the rules of the applicable stock exchange upon which the Company's Common Stock trades.

    TERM OF THE INCENTIVE PLAN. Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire ten years from the date it was approved by the stockholders.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following summary of federal income tax consequences is based upon existing statutes, regulations and interpretations thereof. The applicable rules are complex, and income tax consequences may vary depending upon the particular circumstances of each plan participant. This proxy statement describes federal income tax consequences of general applicability, but does not purport to describe either particular consequences to each individual plan participant or foreign, state or local income tax consequences, which may differ from the United States federal income tax consequences.

INCENTIVE STOCK OPTIONS ("ISOS")

    AWARD; EXERCISE. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"). ISOs may be granted only to employees of the Company (including directors who are also employees). An optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the option exercise price (the "option spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The option spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture" (including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

    SALE OF OPTION SHARES. If an optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long-term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long-term" gain if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

    EXERCISE WITH STOCK. If an optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in the value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously owned stock is used to exercise an ISO.

    The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time, possibly with retroactive effect.

NON-QUALIFIED STOCK OPTIONS (NQSOS)

    AWARD; EXERCISE. An optionee is not taxed upon the award of an NQSO. Federal income tax consequences upon exercise of an NQSO will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee files an election under
Section 83(b) of the Code (a "Section 83(b) Election") with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the option spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long-term or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the optionee will not be taxed upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the option and their fair market value as of the date of lapse. In addition, the optionee's holding period will begin on the date of lapse.

    Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

    SALE OF OPTION SHARES. Upon sale, other than to the Company, of shares acquired under an NQSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. Certain lower rates apply if the shares have been held for longer periods. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

    EXERCISE WITH STOCK. If an optionee tenders Common Stock (other than statutory option stock -- see above) to pay all or part of the exercise price of an NQSO, the optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the optionee had in the surrendered shares. The additional shares are treated as newly acquired, are taxable to the optionee, and have a basis equal to their fair market value on the exercise date.

    If the surrendered shares are statutory option stock as described above under "INCENTIVE STOCK OPTIONS", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a Disqualifying Disposition of the surrendered stock.

OTHER TAX CONSEQUENCES

    TAX TREATMENT OF THE COMPANY. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

    ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

    NEW PLAN BENEFITS. The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant. Similarly, the amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

SPECIAL FEDERAL INCOME TAX CONSIDERATION DUE TO SHORT SWING PROFIT RULE

    The potential liability of a person subject to Section 16 of the Exchange Act of 1934 to repay short-swing profits from the resale of shares acquired under a Company plan constitutes a "substantial risk of forfeiture" within the meaning of the above-described rules, which is generally treated as lapsing at such time as the potential liability under Section 16 lapses. Persons subject to
Section 16 who would be required by Section 16 to repay profits from the immediate resale of stock acquired under a Company plan should consider whether to file a Section 83(b) Election at the time they acquire stock under a Company plan in order to avoid deferral of the date they are deemed to acquire shares for federal income tax purposes.

PLAN BENEFITS

    The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named groups under the 1991 Plan during the fiscal year ended December 31, 1999.

                                                              NUMBER OF
NAME AND POSITION                                             OPTIONS(1)
-----------------                                             ----------
Nancy E. Katz, President, ..................................  450,000
  Chief Operating Officer, Chief Financial Officer
David E. Collins, ..........................................  150,000
  Chief Executive Officer and the Chairman of the Board of
  Directors
William A. Boeger, .........................................     --
  Chairman of the Board of Directors
Howard B. Urnovitz, ........................................     --
  Chief Science Officer
John J. DiPietro, ..........................................     --
  Former Chief Operating Officer and Chief Financial Officer
Executive Group.............................................  600,000
Non-Executive Director Group................................     --
Non-Executive Employee Group................................  480,000

------------------------

(1) All options granted at fair market value as of the date of grant.

APPROVAL REQUIRED

    Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

              PROPOSED AMENDMENT TO THE 1995 DIRECTOR OPTION PLAN
                                  (PROPOSAL 4)

    Subject to the approval of the stockholders, the Board has amended the 1995 Director Option Plan (the "Director Option Plan") as described below.

DESCRIPTION OF THE PROPOSAL

    1. Currently, the total number of shares of Common Stock reserved and available for issuance pursuant to options under the Director Option Plan is 143,000 shares. The proposed amendment to the Director Option Plan increases the number of shares of Common Stock reserved for issuance thereunder by 500,000 to
            .

    2. Currently, the Director Option Plan allows the Board to determine the number of shares of Common Stock to be granted to non-employee directors on the date on which each person first becomes a director, provided that in any given year the number of options granted to each newly-elected director shall be equal. The Board also determines the number of options to be granted to each re-elected director, provided that the number of options granted in any given year will be the same for each such re-elected director.

    The proposed amendment to the Director Option Plan would remove the requirement that the number of options granted to each newly-elected director be equal and that the number of options granted to each re-elected director be equal.

    3. Currently, the Director Option Plan provides that any outstanding option granted under the Director Option Plan shall be assumed or an equivalent option be substituted therefor in the event of a merger with another corporation or the sale of all or substantially all of the Company's assets. In the event that the successor corporation does not agree to assume the option or substitute an equivalent option, each outstanding option shall become fully vested and exercisable unless the Board determines otherwise.

    The proposed amendment to the Director Option Plan would provide that if a non-employee director whose outstanding options have been assumed or substituted pursuant to a merger or asset sale is removed from the Board without cause within six months of such merger or asset sale, such director's outstanding options shall become fully vested and exercisable.

    4. Currently, the Director Option Plan permits options to be granted only to non-employee directors.

    The proposed amendment to the Director Option Plan would provide that if a non-employee director is the nominee of a corporate stockholder, options granted under the Director Option Plan may be granted to such corporate stockholder provided that in each case, the potential nominee is subject to the approval of the Board prior to being nominated and any such nomination is made pursuant to an agreement between the Company and the corporate stockholder.

DESCRIPTION OF THE DIRECTOR OPTION PLAN

    Only non-employee directors of the Company are eligible to participate in the Director Option Plan. The Director Option Plan is currently designed to allow the Board, or a committee chosen by the Board, to grant options on a discretionary basis but the awards are limited as follows:

    (i) No person shall have any discretion to select which non-employee directors shall be granted options or to determine the number of shares to be covered by options granted to non-employee directors.

    (ii) The Board shall have discretionary authority to determine the number of shares of Common Stock to be granted to non-employee directors on the date on which each person first becomes a director, provided that during any given term of office the number of options granted to each newly-elected director shall be equal.

   (iii) The Board shall have discretionary authority to determine the number of options to be granted to each re-elected director, provided a) that in any given term of office the number of options granted will be the same for each such re-elected director, and b) that if such re-elected director has not served on the Board for at least six (6) months prior to the date of the Company's annual meeting of stockholders the Board may adjust the number of options granted to such director.

    In other words, the Board determines the number of shares that will be granted to newly-elected and to re-elected non-employee directors, provided that the number of options for each newly-elected non-employee director in any given year will be the same for each such director and the number of options for each re-elected non-employee director in any given year will be same for each such director. Each grant under the plan currently vests monthly over the twelve month period commencing with the date of election or re-election of any non-employee director, provided that such option will become vested and fully exercisable on the date of the next annual meeting of stockholders if such meeting occurs less than one year after the date of grant.

    If the Director Option Plan is amended as proposed the Board will be able to grant individual awards based upon contributions to the Company's profitability and other criteria related to corporate objectives and its ability to award incentive grants will no longer be restricted by the uniformity of awards currently required.

    In addition, if the Director Option Plan is amended as proposed, the number of shares of Common Stock reserved under the Director Option Plan will increase by 500,000 shares. The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall consist of any form of lawful consideration approved by the Board including, but not limited to, the following: (i) cash, (ii) check, (iii) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (iv) any combination of the foregoing methods of payment. Funds received by the Company upon exercise of an option are used for general corporate purposes.

    If the Director Option Plan is amended as proposed, the limitation that awards may be granted only to non-employee directors shall be removed so that the Board may grant awards to a corporate stockholder pursuant to an agreement between such stockholder and the Company. The agreement must permit the stockholder to put forth candidates for nomination to the Board, such nomination must be approved by the Board and the nominee must be a non-employee. a non-employee director who is the nominee of a corporate stockholder shall be permitted to transfer options granted under the Director Option Plan to the corporate stockholder provided that potential nominees are subject to the approval of the Board prior to being nominated.

    Options granted under the Director Option Plan have a term of ten years. Each option granted will continue to be exercisable over a period of ten years commencing with the date of such option grant to the extent the option has become vested, regardless of whether the non-employee director has terminated service as a board member provided, however, that if an non-employee director is removed from the Board, the option will terminate if it is not exercised within 90 days of the date of such removal. Options will continue to be transferable by gift to a family member or a partnership or trust for a family member during the lifetime of the non-employee directors.

    Under the Director Option Plan, in the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, each outstanding option issued pursuant to the Director Option Plan shall be assumed or an equivalent option shall be substituted by the successor corporation (or a Parent or Subsidiary thereof). In the event that the successor corporation does not agree to assume the option or to substitute an equivalent option, each outstanding option shall become fully vested and exercisable, including shares which would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise.

    If the Director Option Plan is amended as proposed, if (a) any non-employee director whose options, pursuant to a merger or asset sale, are (i) assumed, converted or replaced by the successor corporation (if any), or
(ii) substituted by the successor corporation with equivalent awards or substantially similar consideration; and (b) such non-employee director is removed from the Board without cause within six months of such merger or asset sale, then (c) any options held by the non-employee director will immediately become fully vested and exercisable by the Participant.

    To the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act, as amended, and the rules of the NASDAQ Small Cap Market (or any other applicable law or regulation), the Company will obtain stockholder approval of any amendment to the Director Option Plan in such a manner and to such a degree as required. Any such amendment or termination of the Director Option Plan shall not affect options already granted and such options shall remain in full force and effect as if the Director Option Plan had not been amended or terminated. The Director Option Plan will terminate in 2005 unless earlier terminated as described above.

    Options granted under the Director Option Plan are non-statutory options. A non-employee director awarded options will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon exercise of an option, such non-employee director will generally recognize ordinary income measured for tax purposes by the excess of the then fair market value of the shares over the exercise price. If a sale of shares acquired upon exercise of an option could subject the director to suit under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the date of recognition of such ordinary income may be deferred for up to six months unless the director timely files an election with the Internal Revenue Service under Section 83(b) of the Code. The non-employee director holding period for long-term capital gain purposes commences as of the date he or she recognizes ordinary income with respect to an option exercise. Upon resale of such shares by the non-employee director any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a tax deduction in the amount and at the time that the director recognizes ordinary income with respect to shares acquired upon exercise of a non-statutory option.

    Subject to any required action by the stockholders of the Company, the number of shares covered by each outstanding option, and the number of shares which have been authorized for issuance under the Director Option Plan but as to which no options have yet been granted or which have been returned to the Director Option Plan upon cancellation or expiration of an option, as well as the price per share covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in the Director Option Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number or price of shares subject to an option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately before the consummation of such proposed action.

PLAN BENEFITS

    The following table shows the number of shares of Common Stock issuable upon exercise of options granted to the named Optionees under the Director Option Plan during the fiscal year ended December 31, 1999.

                                                              NUMBER OF
NAME AND POSITION                                             OPTIONS(1)
-----------------                                             ----------
William A. Boeger, Director(2)..............................    20,000
David E. Collins, Director..................................    20,000
Paul E. Freiman, Director...................................    20,000
John J. DiPietro, Director(2)...............................    20,000
Julius Krevans M.D., Director...............................    20,000
Mark Novitch M.D., Director.................................    20,000
Otsuka Pharmaceutical Co., Ltd. (Zafar Randawa, Director)...    20,000

------------------------

(1) All options granted at fair market value as of the date of grant.

(2) Optionee received grant following his resignation as an employee of the Company.

    The Company believes that in order to attract and retain highly qualified candidates to serve as directors, it is important that directors have meaningful equity ownership in the Company. Initially, the reason for creating a non-discretionary option plan for outside directors and for making such options non-transferable was to comply with rules of the Securities and Exchange Commission (the "Commission"), while still allowing equity participation by the outside directors. Subsequent rule changes by the

Commission have eliminated such "disinterested" administration requirements and the Company believes that the Board should have the discretion to make reasonable use of all available means to attract and retain such highly qualified director candidates.

APPROVAL REQUIRED

    Approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 DIRECTOR OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 5)

    The Board recommends that the stockholders ratify the Board's appointment of the accounting firm of KPMG LLP as independent auditors to audit the financial statements of the Company. The firm has conducted the audits for the Company for many years and is considered by management of the Corporation to be well qualified.

    Representatives from KPMG LLP are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions raised during the meeting.

APPROVAL REQUIRED

    Approval of Proposal 5 requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting.

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE IN THEIR PROXIES.

                                 OTHER MATTERS

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY'S
  PROXY STATEMENT FOR THE 2001 ANNUAL MEETING

    Under the rules of the Securities and Exchange Commission, stockholder proposals submitted for next year's Proxy Statement must be received by the Company no later than the close of business on January 14, 2001, to be considered. Proposals should be addressed to William A. Boeger, Secretary, Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda, California 94502.

    Any stockholder who wishes to bring a proposal before the Calypte Biomedical Corporation 2001 Annual Meeting of Stockholders, but does not wish to include it in the Company's proxy materials, must provide written notice of the proposal to Calypte's Secretary, at the above address, by February 14, 2001.

OTHER INFORMATION

    The Company does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the Securities and Exchange Commission, it is intended that proxies received will be voted in accordance with the discretion of the proxy holders.

                                          By order of the Board of Directors,

                                          /s/ NANCY E. KATZ

                                          Nancy E. Katz
                                          PRESIDENT, CHIEF OPERATING OFFICER AND
                                          CHIEF FINANCIAL OFFICER

Alameda, California
May 12, 2000

                                                                      APPENDIX A

                         CALYPTE BIOMEDICAL CORPORATION
                           2000 EQUITY INCENTIVE PLAN

    1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, if any, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

    2.  SHARES SUBJECT TO THE PLAN.

        2.1. NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 4,000,000 Shares. Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; or (b) are subject to an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. Any authorized shares not issued or subject to outstanding grants under the Prior Plan on the Effective Date and any shares that: (a) are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full; (b) are subject to an award granted pursuant to the Prior Plan but such Award has been exchanged by the holder thereof for awards granted under this Plan; or (c) are subject to an award granted pursuant to the Prior Plan that otherwise terminates without shares being issued, will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

        2.2. ADJUSTMENT OF SHARES. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

    3. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary; provided such consultants, contractors and advisors render bona fide services. No person will be eligible to receive more than 900,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder.

    4.  ADMINISTRATION.

        4.1. COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

       (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

       (b) prescribe, amend and rescind rules and regulations relating to this Plan;

       (c) select persons to receive Awards;

       (d) determine the form and terms of Awards;

       (e) determine the number of Shares or other consideration subject to Awards;

       (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary;

       (g) grant waivers of Plan or Award conditions;

       (h) determine the vesting, exercisability and payment of Awards;

       (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

       (j) determine whether an Award has been earned; and

       (k) make all other determinations necessary or advisable for the administration of this Plan.

        4.2. COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

        4.3. EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two
(2) members of the Board, all of whom are Outside Directors. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act.

    5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

        5.1. FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

        5.2. DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

        5.3. EXERCISE PERIOD. Options may be exercisable immediately (subject to repurchase pursuant to Section 12 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

        5.4. EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and shall not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

        5.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

        5.6. TERMINATION. Notwithstanding the exercise periods set forth in an Award Agreement, exercise of an Option will always be subject to the following:

       (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three
           (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

       (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond
           (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an
           NQSO), but in any event no later than the expiration date of the Options.

       (c) If a Participant is determined by the Board to have committed on act of theft, embezzlement, fraud, dishonesty, a breach of fiduciary duty to the Company or Subsidiary, or deliberate disregard of the rules of the Company or Subsidiary, or if a Participant makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company or Subsidiary, engages in any conduct which constitutes unfair competition with the Company or Subsidiary, induces any customer of the Company or Subsidiary to break any contract with the Company or Subsidiary, or induces any principal for whom the Company or Subsidiary acts as agent to terminate such agency relationship, (each of which acts by the Participant shall constitute "Misconduct" for purposes of this Plan) neither the Participant, the Participant's estate nor such other person who may then hold the Options shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date the Company dispatches notice or advice to the Participant that his service is terminated.

       (d) If a Participant is terminated pursuant to a Change of Control, subsequent treatment of awards granted pursuant to this Plan is subject to Section 18.1 hereof.

        5.7. LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

        5.8. LIMITATIONS ON ISOS. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary) will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

        5.9. MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Options previously granted.

        5.10. NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

    6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

        6.1. FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

        6.2. PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of this Plan.

        6.3. RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

    7.  STOCK BONUSES.

        7.1. AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent and/or Subsidiary individual performance factors or upon such other criteria as the Committee may determine.

        7.2. TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

        7.3. FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

        7.4. TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee will determine otherwise.

    8.  PAYMENT FOR SHARE PURCHASES.

        8.1. PAYMENT. Payment for Shares purchased pursuant to this Plan may be made by a form of lawful consideration approved by the Committee including, wihtout limitation, the following:

       (a) by cancellation of indebtedness of the Company to the Participant;

       (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

       (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

       (d) by waiver of compensation due or accrued to the Participant for services rendered;

       (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

       (f) by any combination of the foregoing.

        8.2. LOAN GUARANTEES. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

        8.3. Notwithstanding Sections 8.1(c) and 8.2, any Participant executing rights and obtaining Shares pursuant to awards granted under this Plan must pay cash or other valid consideration approved by the Committee equal to the aggregate par value of such Shares to the extent required by the Delaware General Corporation Law.

    9.  WITHHOLDING TAXES.

        9.1. WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

        9.2. STOCK WITHHOLDING. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee and will be subject to the following restrictions:

       (a) the election must be made on or prior to the applicable Tax Date;

       (b) once made, then except as provided below, the election will be irrevocable as to the particular Shares as to which the election is made;

       (c) all elections will be subject to the consent or disapproval of the Committee;

       (d) if the Participant is an Insider and if the Company is subject to
           Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and
           (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six
           (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten
           (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

       (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant will receive the full number of Shares with respect to which the exercise occurs, but such Participant will be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    10.  PRIVILEGES OF STOCK OWNERSHIP.

        10.1. VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the transfer of the Shares to the Participant which transfer shall become effective upon payment for the Shares and the delivery of a completed Exercise Agreement pursuant to
Section 5.5. After the transfer of the Shares to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

        10.2. FINANCIAL STATEMENTS. The Company will make available financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information. This obligation is deemed to be satisfied for so long as the Company is a reporting
company pursuant to Section     of the Exchange Act.

    11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

    12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at:
(A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or
(2) the Fair Market Value of such Shares on Participant's Termination Date, provided, that such right of repurchase (i) must be exercised as to all such "Vested" Shares unless a Participant consents to the Company's repurchase of only a portion of such "Vested" Shares and (ii) terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over five (5) years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to an Award Agreement and Stock Option Exercise Agreement), and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

    13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

    14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

    15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary or limit in any way the right of the Company or any Parent or Subsidiary to terminate Participant's employment or other relationship at any time, with or without cause.

    18.  CORPORATE TRANSACTIONS.

        18.1. ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which stockholders owning more than 50% of the voting stock of the Company (other than any stockholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. Notwithstanding the foregoing, if (a) any Participant whose options are (i) assumed, converted or replaced by the successor corporation (if any), or
(ii) substituted by the successor corporation with equivalent Awards or substantially similar consideration; and (b) such Participant is terminated by the Company or a successor corporation (if any) without cause within twelve months of a Change of Control (with such termination to include a Constructive Termination); then (c) any Options held by the Participant will immediately become fully vested and exercisable by the Participant. For purposes of this
Section 18.1, the term "Change of Control" shall have the meaning assigned by this Plan, unless a different meaning is defined in an individual Participant's Option. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, then notwithstanding any other provision in this Plan to the contrary, such Options will accelerate at such time and on such conditions as the Board determines.

        18.2. OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

        18.3. ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    19. EFFECTIVE DATE. This Plan will become effective on the date it is approved by the stockholders of the Company (the "EFFECTIVE DATE").

    20. TERM OF PLAN/GOVERNING LAW. This Plan will terminate ten (10) years from the date it is approved by the stockholders. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

    21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

    22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

    23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

    "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

    "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

    "BOARD" means the Board of Directors of the Company.

    "CHANGE OF CONTROL" means any of the following events:

    (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or (iii) there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing (i) no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) "Change of Control" shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

    "COMPANY" means Calypte Biomedical Corporation or any successor corporation.

    "CONSTRUCTIVE TERMINATION" means a resignation by a Participant who has been elected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant's employment with the Company, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

    "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

    "EFFECTIVE DATE" shall have the meaning given to it in Section 19.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXERCISE AGREEMENT" shall have the meaning given to it in Section 5.5.

    "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

    "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

    (a) if such Common Stock is then quoted on the Nasdaq National or SmallCap Markets, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;

    (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

    (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National or SmallCap Markets nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

    (d) if none of the foregoing is applicable, by the Committee in good faith.

    "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

    "ISO" means incentive stock option within the meaning of the Code.

    "NQSO" means non-qualified stock option.

    "OUTSIDE DIRECTOR" means any director who is not: (a) a current employee of the Company or any Parent or Subsidiary; (b) a current or former officer of the Company or any Parent or Subsidiary; or (c) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent or Subsidiary; provided, however, that at such time as the term "Outside Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

    "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

    "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "PARTICIPANT" means a person who receives an Award under this Plan.

    "PLAN" means this Calypte Biomedical Corporation 2000 Equity Incentive Plan, as amended from time to time.

    "PRIOR PLAN" means the Calypte Biomedical Corporation 1991 Stock Option
Plan.

    "PURCHASE PRICE" shall have the meaning given to it in Section 6.1.

    "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 6.

    "RESTRICTED STOCK PURCHASE AGREEMENT" shall have the meaning given to it in
Section 6.1.

    "SEC" means the Securities and Exchange Commission.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

    "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

    "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "TEN PERCENT STOCKHOLDER" means any person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary.

    "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant or advisor to the Company or a Parent or Subsidiary. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                        CALYPTE BIOMEDICAL CORPORATION
                           1265 HARBOR BAY PARKWAY
                          ALAMEDA, CALIFORNIA 94502

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DAVID E. COLLINS and NANCY E. KATZ, and each of them, with full power of substitution, as the proxy or proxies of the undersigned to vote all shares of Common Stock of Calypte Biomedical Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of Calypte Biomedical Corporation to be held at 1265 Harbor Bay Parkway, Alameda, California 94502 on June 13, 2000, at 9:00 a.m. local time, and at any adjournments or postponements thereof, with all powers that the undersigned would have if personally present thereat:

                         (CONTINUED ON OTHER SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.
                                                       / x / Please mark
                                                             your votes
                                                             as this

1.  Election of Directors

    David E. Collins; Nancy E. Katz; Howard B. Urnovitz, Ph.D.; William A. Boeger; Paul Freiman; Julius R. Krevans, M.D.; Mark Novitch, M.D.; Zafar Randawa, Ph.D.; John J. DiPietro, Claudie Williams.
    (The Board of Directors recommends a vote FOR.)

          FOR all nominees                       WITHHOLD AUTHORITY
         (except as marked                        to vote for all
       to the contrary below)                   nominees listed below

             /   /                                     /   /

    This proxy will be voted in the election of directors in the manner described in the proxy statement for the 2000 annual meeting of stockholders. (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided to the right.)


2. Proposal to amend the Company's Restated Certificate of Incorporation to effect an increase in the number of shares of the Company's Common Stock authorized for issuance from 30,000,000 to 50,000,000 shares. (The Board of Directors recommends a vote FOR.)

             FOR               AGAINST               ABSTAIN
            /   /               /   /                 /   /

3. Proposal to approve the 2000 Employee Incentive Plan. (The Board of Directors recommends a vote FOR.)

             FOR               AGAINST               ABSTAIN
            /   /               /   /                 /   /

4. Proposal to amend the 1995 Directors Option Plan. (The Board of Directors recommends a vote FOR.)

             FOR               AGAINST               ABSTAIN
            /   /               /   /                 /   /

5. Proposal to ratify the selection of KPMG Peat Marwick LLP as the Company's independent accountants for the 2000 fiscal year. (The Board of Directors recommends a vote FOR.)

             FOR               AGAINST               ABSTAIN
            /   /               /   /                 /   /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof.

Dated: _________________________, 2000

______________________________________
Signature of Stockholder

______________________________________
Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                       USING THE ENCLOSED ENVELOPE.